[Conformed Copy]





                                 AMENDMENT NO. 3


                  AMENDMENT NO. 3 dated as of December 18, 1996, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
         "Subsidiary   Guarantors"   and,   together  with  the  Borrower,   the
         "Obligors");

                  each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and

                  THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank (National Association)), a New York state banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuance of letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,200,000,000. The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:



                                 Amendment No. 3
                                 ---------------

                  A. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  B. The definition of "Film Cash Payments" in Section 1.01 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof reading as follows:

         "For the purposes of the definition of "EBITDA" in this Section 1.01 only, Film Cash Payments for any fiscal quarter shall be reduced by (a) $630,000, if such fiscal quarter ends on March 31, 1996, (b) $764,000, if such fiscal quarter ends on June 30, 1996, (c) $386,000, if such fiscal quarter ends on September 30, 1996, and (d) $668,000, if such fiscal quarter ends on December 31, 1996; provided that, if Film Cash Payments are to be calculated for any portion of any such fiscal quarter, the amount of the reduction specified in the foregoing clause
         (a), (b), (c) or (d) as the case may be, for such fiscal quarter shall be multiplied by a fraction, the numerator of which shall be the number of days in the portion of such fiscal quarter for which Film Cash Payments are to be calculated and the denominator of which shall be the number of days in such fiscal quarter."

                  C. Section 9.05(d) of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (vii) thereof, (ii) replacing the period at the end of clause (viii) thereof with "; and" and (iii) inserting a new clause (ix) therein reading as follows:

                  "(ix) so long as no Default would result therefrom, (x) KDNL, Inc. may merge into WPGH, Inc. in a transaction in which WPGH, Inc. is the surviving corporation, (y) SCI - Indiana, Inc. may merge into WTTE, Channel 28, Inc. in a transaction in which WTTE, Channel 28, Inc. is the surviving corporation, and (z) KABB, Inc., SCI - Sacramento, Inc. and WLOS, Inc. may merge into Chesapeake Television, Inc. in a transaction in which Chesapeake Television, Inc. is the surviving corporation."

                  D. Section 9.28(a) of the Credit Agreement is hereby amended by replacing "December 31, 1996," therein with "January 31, 1997,".

                  Section 3. Authorization. Each Lender hereby authorizes the Agent to enter into a Subordination, Non-Disturbance and Attornment Agreement substantially in the form of Exhibit A hereto relating to certain real Property owned by KIG and certain real Property owned by Cunningham.

                  Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement, and by each Credit Party and Carolyn C. Smith in each of the other Basic Documents to which such Person is a party, are true and complete on the date hereof as if


                                 Amendment No. 3
                                 ---------------
made on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" and each reference to the "Credit Agreement" in the other Basic Documents included reference to this Amendment No. 3.

                  Section 5.  Conditions Precedent.

                  A. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 3 by the Borrower, the Subsidiary Guarantors, the Majority Lenders and the Agent.

                  B. The authorization set forth in Section 3 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 3 by each Lender.

                  Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.






                  [Remainder of Page Left Intentionally Blank]







                                 Amendment No. 3
                                 ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                                  SINCLAIR BROADCAST GROUP, INC.


                                                  By  /s/ David D. Smith
                                                    ---------------------------
                                                    Title:  President









                                 Amendment No. 3
                                 ---------------

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION, INC.
                                             KABB, INC.
                                             KDNL, INC.
                                             KDSM, INC.
                                             KSMO, INC.
                                             SCI - INDIANA, INC.
                                             SCI - SACRAMENTO, INC.
                                             SINCLAIR COMMUNICATIONS, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE, INC.
                                             SINCLAIR RADIO OF BUFFALO, INC.
                                             SINCLAIR RADIO OF GREENVILLE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES, INC.
                                             SINCLAIR RADIO OF MEMPHIS, INC.
                                             SINCLAIR RADIO OF NASHVILLE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS, INC.
                                             SINCLAIR RADIO OF ST. LOUIS, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE,
                                                INC.
                                             SUPERIOR COMMUNICATIONS OF
                                                OKLAHOMA, INC.
                                             TUSCALOOSA BROADCASTING, INC.
                                             WCGV, INC.
                                             WDBB, INC.
                                             WLFL, INC.
                                             WLOS, INC.
                                             WPGH, INC.
                                             WPGH LICENSEE, INC.
                                             WSMH, INC.
                                             WSTR, INC.
                                             WSTR LICENSEE, INC.
                                             WTTE, CHANNEL 28, INC.
                                             WTTE, CHANNEL 28 LICENSEE, INC.
                                             WTTO, INC.
                                             WTVZ, INC.
                                             WTVZ LICENSEE, INC.
                                             WYZZ, INC.


                                             By  /s/ David D. Smith
                                               --------------------------------
                                                Title:  President

                                 Amendment No. 3
                                 ---------------

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION
                                                LICENSEE, INC.
                                             FSF TV, INC.
                                             KABB LICENSEE, INC.
                                             KDNL LICENSEE, INC.
                                             KDSM LICENSEE, INC.
                                             KSMO LICENSEE, INC.
                                             SCI - INDIANA LICENSEE, INC.
                                             SCI - SACRAMENTO LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF BUFFALO
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF GREENVILLE
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF MEMPHIS
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF NASHVILLE
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF ST. LOUIS
                                                LICENSEE, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE
                                                LICENSEE, INC.
                                             SUPERIOR COMMUNICATIONS GROUP,
                                             INC.
                                             SUPERIOR COMMUNICATIONS OF
                                                KENTUCKY, INC.
                                             SUPERIOR KY LICENSE CORP.
                                             SUPERIOR OK LICENSE CORP.
                                             WCGV LICENSEE, INC.
                                             WLFL LICENSEE, INC.
                                             WLOS LICENSEE, INC.
                                             WSMH LICENSEE, INC.
                                             WTTO LICENSEE, INC.
                                             WYZZ LICENSEE, INC.



                                             By  /s/ David D. Smith
                                               --------------------------------
                                                Title:  President




                                 Amendment No. 3
                                 ---------------

                                             AGENT


                                             THE CHASE MANHATTAN BANK,
                                                 as Agent


                                             By  /s/ Tracey A. Navin
                                               ---------------------------------
                                                   Title:  Vice President


                                             LENDERS

                                             THE CHASE MANHATTAN BANK


                                             By  /s/ Tracey A. Navin
                                               ---------------------------------
                                                   Title:  Vice President


                                             ABN AMRO BANK N.V., NEW YORK
                                             BRANCH


                                             By  /s/ David B. Martens
                                               ---------------------------------
                                                   Title:  Vice President


                                             By  /s/ Mark S. Gronich
                                               ---------------------------------
                                                   Title:  Vice President


                                             BANK OF AMERICA ILLINOIS


                                             By  /s/ Carl F. Salas
                                               ---------------------------------
                                                   Title:  Vice President


                                             BANK OF HAWAII


                                             By  /s/ Elizabeth O. MacLean
                                               ---------------------------------
                                                   Title:  Vice President


                                 Amendment No. 3
                                 ---------------

                                             BANK OF IRELAND GRAND CAYMAN


                                             By  /s/ Joan Mitchell
                                               --------------------------------
                                                   Title:  Account Manager


                                             THE BANK OF NEW YORK


                                             By  /s/ Edward F. Ryan, Jr.
                                               --------------------------------
                                                   Title:  Senior Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                                 COMPANY


                                             By  /s/ John P. Judge
                                                --------------------------------
                                                   Title:  Vice President


                                             BANKERS TRUST COMPANY


                                             By  /s/ Patricia Hogan
                                               --------------------------------
                                                   Title:  Vice President


                                             BANQUE FRANCAISE DU COMMERCE
                                                 EXTERIEUR


                                             By  /s/ Brian J. Cumberland
                                                --------------------------------
                                                   Title:  Assistant Treasurer


                                             By  /s/ Frederick K. Kammler
                                                --------------------------------
                                                   Title:  Vice President





                                 Amendment No. 3
                                 ---------------

                                        BANQUE NATIONALE DE PARIS


                                        By  /s/ Serge Desrayaud
                                          --------------------------------------
                                              Title:  Vice President/Team Leader


                                        By  /s/ Pamela Lucash
                                          --------------------------------------
                                              Title:  Assistant Treasurer


                                        BANQUE PARIBAS


                                        By  /s/ Eileen M. Burke
                                          --------------------------------------
                                              Title:  Vice President


                                        THE CANADA LIFE ASSURANCE COMPANY


                                        By  /s/ Brian J. Lynch
                                          --------------------------------------
                                              Title:  Associate Treasurer


                                        CERES FINANCE LTD.


                                        By  /s/ Darren P. Riley
                                          --------------------------------------
                                              Title:  Director


                                        CHL HIGH YIELD LOAN PORTFOLIO (A
                                            UNIT OF THE CHASE MANHATTAN
                                            BANK)


                                        By  /s/ Andrew D. Gordon
                                          --------------------------------------
                                              Title:  Managing Director




                                 Amendment No. 3
                                 ---------------

                                     CIBC, INC.


                                     By  /s/ Martin M. Friedman
                                        --------------------------------------
                                           Title:  Managing Director, CIBC Wood
                                                       Gundy Securities Corp.


                                     COMPAGNIE FINANCIERE DE CIC ET
                                         DE L'UNION EUROPEENNE


                                     By  /s/ Marcus Edward
                                        --------------------------------------
                                           Title:  Vice President


                                     By  /s/ Brian P. O'Leary
                                        --------------------------------------
                                           Title:  Vice President


                                     COOPERATIEVE CENTRALE RAIFFEISEN -
                                         BOERENLEENBANK B.A., "RABOBANK
                                         NEDERLAND," NEW YORK BRANCH


                                     By  /s/ Douglas W. Zylstra
                                        --------------------------------------
                                           Title:  Vice President


                                     By  /s/ Robert S. Bucklin
                                        --------------------------------------
                                           Title:  Deputy General Manager


                                     CORESTATES BANK, N.A.


                                     By  /s/ Edward L. Kittrell
                                        --------------------------------------
                                           Title:  Vice President




                                 Amendment No. 3
                                 ---------------

                                     THE DAI-ICHI KANGYO BANK, LTD.


                                     By  /s/ Seiji Imai
                                       --------------------------------------
                                           Title:  Vice President


                                     DRESDNER BANK AG NEW YORK &
                                         GRAND CAYMAN BRANCHES


                                     By  /s/ Robert Grella
                                       --------------------------------------
                                           Title:  Vice President


                                     By  /s/ Jane A. Majeski
                                       --------------------------------------
                                           Title:  Vice President


                                     FIRST HAWAIIAN BANK


                                     By  /s/ Donald C. Young
                                       --------------------------------------
                                           Title:  Assistant Vice President


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By  /s/ David B. Herter
                                       --------------------------------------
                                           Title:  Managing Director


                                     THE FIRST NATIONAL BANK OF
                                         MARYLAND


                                     By  /s/ W. Blake Hampson
                                       --------------------------------------
                                           Title:  Vice President



                                 Amendment No. 3
                                 ---------------

                                     FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                     By  /s/ Jim F. Redman
                                       --------------------------------------
                                           Title:  Senior Vice President


                                     FLEET NATIONAL BANK


                                     By  /s/ Luyen Tran
                                       --------------------------------------
                                           Title:  Assistant Vice President


                                     THE FUJI BANK, LTD., NEW YORK
                                         BRANCH


                                     By  /s/ Teiji Teramoto
                                       --------------------------------------
                                           Title:  Vice President & Manager


                                     GIROCREDIT BANK


                                     By  /s/ Anca Trifan
                                       --------------------------------------
                                           Title:  Vice President


                                     By  /s/ Richard Stone
                                       --------------------------------------
                                           Title:  Vice President


                                     HIBERNIA NATIONAL BANK


                                     By  /s/ Troy J. Villafarra
                                       --------------------------------------
                                           Title:  Vice President




                                 Amendment No. 3
                                 ---------------

                                     KEYBANK NATIONAL ASSOCIATION


                                     By  /s/ Jason R. Weaver
                                        --------------------------------------
                                           Title:  Assistant Vice President


                                     KEYPORT LIFE INSURANCE COMPANY

                                     By: Chancellor LGT Senior Secured
                                           Management, Inc. as Portfolio Advisor


                                     By  /s/ Gregory L. Smith
                                        --------------------------------------
                                           Title:  Vice President


                                     LTCB TRUST COMPANY


                                     By  /s/ Satoru Otsubo
                                        --------------------------------------
                                           Title:  Executive Vice President


                                     KZH HOLDING CORPORATION


                                     By  /s/ Robert Goodwin
                                        --------------------------------------
                                           Title:  Authorized Agent


                                     LEHMAN COMMERCIAL PAPER INC.


                                     By  /s/ Michele Swanson
                                        --------------------------------------
                                           Title:  Authorized Signatory





                                 Amendment No. 3
                                 ---------------

                                    MEDICAL LIABILITY MUTUAL INSURANCE
                                         CO.

                                    By: Chancellor LGT Senior Secured
                                          Management, Inc. as Investment Manager


                                    By  /s/ Gregory L. Smith
                                      --------------------------------------
                                          Title:  Vice President


                                    MELLON BANK, N.A.


                                    By  /s/ John T. Kranefuss
                                      --------------------------------------
                                          Title:  Assistant Vice President


                                    MERCANTILE BANK, NATIONAL
                                        ASSOCIATION


                                    By  /s/ Ann C. Kelly
                                      --------------------------------------
                                          Title:  Vice President


                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                              as Investment Advisor


                                    By  /s/ John W. Fraser
                                      --------------------------------------
                                          Title:  Authorized Signatory


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                    By  /s/ John W. Fraser
                                      --------------------------------------
                                          Title:  Authorized Signatory



                                 Amendment No. 3
                                 ---------------

                                  MICHIGAN NATIONAL BANK


                                  By  /s/ Stephane E. Lubin
                                    --------------------------------------
                                        Title:  Relationship Manager


                                  THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                  By  /s/ Hachiro Hosoda
                                    --------------------------------------
                                        Title:  Senior Vice President


                                  MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                  By  /s/ Colleen McCloskey
                                    --------------------------------------
                                        Title:  Associate


                                  NATIONSBANK, N.A.


                                  By  /s/ Roselyn Reid
                                    --------------------------------------
                                        Title:  Vice President


                                  NEW YORK LIFE INSURANCE COMPANY


                                  By  /s/ Adam G. Clemens
                                    --------------------------------------
                                        Title:  Investment Vice President


                                  THE NIPPON CREDIT BANK, LTD.


                                  By  /s/ David C. Carrington
                                    --------------------------------------
                                        Title:  Vice President & Manager



                                 Amendment No. 3
                                 ---------------

                                  THE NORTHWESTERN MUTUAL LIFE
                                      INSURANCE COMPANY


                                  By  /s/ A. Kipp Koester
                                     --------------------------------------
                                        Title:  Vice President


                                  PARIBAS CAPITAL FUNDING LLC


                                  By  /s/ M. Steven Alexander
                                     --------------------------------------
                                        Title:  Director


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By  /s/ Jeffrey E. Hauser
                                     --------------------------------------
                                        Title:  Vice President


                                  PROTECTIVE LIFE INSURANCE COMPANY


                                  By  /s/ James Dondero
                                     --------------------------------------
                                        Title:  Authorized Signatory


                                  RESTRUCTURED OBLIGATIONS BACKED
                                      BY SENIOR ASSETS B.V.

                                  By:  Chancellor Senior Secured
                                            Management, Inc.
                                            as Portfolio Advisor


                                  By  /s/ Gregory L. Smith
                                     --------------------------------------
                                        Title:  Vice President




                                 Amendment No. 3
                                 ---------------

                                 THE ROYAL BANK OF SCOTLAND plc


                                 By  /s/ Grant F.  Stoddart
                                   --------------------------------------
                                       Title:  Senior Vice President & Manager


                                 THE SAKURA BANK, LTD.


                                 By  /s/ Yoshikazu Nagura
                                   --------------------------------------
                                       Title:  Vice President


                                 THE SANWA BANK LTD.


                                 By  /s/ Christian Kambour
                                   --------------------------------------
                                       Title:  Assistant Vice President


                                 SENIOR DEBT PORTFOLIO

                                 By:  Boston Management and Research,
                                           as Investment Advisor


                                 By  /s/ Payson F. Swaffield
                                   --------------------------------------
                                       Title:  Vice President


                                 SENIOR HIGH INCOME PORTFOLIO, INC.


                                 By  /s/ John W. Fraser
                                   --------------------------------------
                                       Title:  Authorized Signatory


                                 SOUTHERN PACIFIC THRIFT & LOAN
                                     ASSOCIATION


                                 By  /s/ Charles D. Martorano
                                   --------------------------------------
                                       Title:  Senior Vice President

                                 Amendment No. 3
                                 ---------------

                                 SUNTRUST BANK, CENTRAL FLORIDA,
                                 N.A.


                                 By  /s/ Christopher J. Aguilar
                                   --------------------------------------
                                       Title:  First Vice President


                                 TORONTO DOMINION (NEW YORK), INC.


                                 By  /s/ Debbie A. Greene
                                   --------------------------------------
                                       Title:  Vice President


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By  /s/ Bill D. Gooch
                                   --------------------------------------
                                       Title:  Vice President


                                 VAN KAMPEN AMERICAN CAPITAL PRIME
                                     RATE INCOME TRUST


                                 By  /s/ Jeffrey W. Maillet
                                   --------------------------------------
                                       Title:  Senior Vice President




                                 Amendment No. 3
                                 ---------------

                                                                       Exhibit A

                                                              3900 Hooper Avenue
                                                         1200 North Rolling Road
                                                            2000-2008 W.41st St.
                                                             Baltimore, Maryland

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

                  This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") is made as of the ___ day of December, 1996 by and among Cunningham Communications, Inc., a Maryland corporation, having an office at 2000 West 41st Street, Baltimore, Maryland 21211 ("Cunningham"), Chesapeake Television, Inc., a Maryland corporation, having an office at 2000 West 41st Street, Baltimore, Maryland 21211 ("CTI"), Keyser Investment Group, Inc., a Maryland corporation, having an office at 2000 West 41st Street, Baltimore, Maryland 21211 ("Keyser"), Provident Bank of Maryland, a banking corporation organized under the laws of the State of Maryland, having an office at 114 East Lexington Street, Baltimore, MD 21202, Attention: Frederick G. Botti ("Provident") and The Chase Manhattan Bank, a New York banking corporation (as successor by merger to The Chase Manhattan Bank, N.A., a national banking corporation), having an office at 1 Chase Manhattan Plaza, New York, New York 10081, as Agent for certain lenders (together with its successors and assigns, the "Agent").

                               W I T N E S S E T H:

                  WHEREAS,  Sinclair  Broadcast Group,  Inc., a corporation duly organized  and validly  existing  under the laws of the State of  Maryland  (the
"Borrower"), certain subsidiaries of the Borrower, certain lenders (the "Lenders") and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as heretofore amended, modified and supplemented and as further amended, modified and supplemented and in effect from time to time the "Credit Agreement") which Credit Agreement provides for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,200,000,000 (the "Loans") evidenced by and repayable with interest thereon in accordance with various promissory notes executed and delivered to the respective order of the Lenders (as modified, amended, extended, supplemented, restated, split into multiple notes, exchanged or replaced and in effect from time to time, collectively, being herein called the "Notes");

                  WHEREAS, Cunningham and Keyser, pursuant to a certain Second Amended and Restated Affiliate Guarantee and Security Agreement dated as of May 31, 1996 by and among Keyser, Cunningham, Gerstell Development Limited Partnership, and Agent (as heretofore amended, modified and supplemented and as further amended, modified and supplemented and in effect from time to time, the "Guarantee"), have guaranteed, inter alia, the prompt payment in full when due of the principal of and interest on the Loans;

                  WHEREAS, to secure its obligations under the Guarantee, Cunningham executed three Indemnity Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filings, dated August 30, 1991 (collectively, the "Indemnity Deeds of Trust"), in favor of the Agent and recorded among the Land Records of Baltimore City and Baltimore County on January 13, 1992 in Liber S.E.B. No. 3076, folio 488, Liber S.M. No. 9024, folio 735, and Liber S.M. No. 9024, folio 687, respectively, as amended by those certain Amendments No. 1 to Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated May 24, 1994 and recorded among the Land Records of Baltimore City and Baltimore County on June 16, 1994 in Liber S.E.B. No. 4308, folio 030, Liber S.M. No. 010591, folio 159 and Liber S.M. No. 010591, folio 176, respectively, and those certain Amendments No. 2 to Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 9, 1995 and recorded among the Land Records of Baltimore City and Baltimore County on January 26, 1995 in Liber 10920, folio 295, and Liber 10920, folio 304, and in Baltimore City in Liber 4685, folio 316 and Liber 4685, folio 333 (the Indemnity Deeds of Trust, as amended, modified and supplemented and in effect from time to time, collectively, the "Cunningham Deeds of Trust") covering the properties more particularly described in Schedule I attached hereto (individually a "Cunningham Property", collectively, the "Cunningham Properties");

                  WHEREAS, to secure its obligations under the Guarantee, Keyser executed an Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated August 30, 1991, in favor of the Agent and recorded in the Land Records of Baltimore County on January 13, 1992 in Liber R.E.B. No. 3076, folio 542, as amended by the Amendment No. 1 to Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated May 24, 1994, and recorded among the Land Records of Baltimore City on June 16, 1994 in Liber S.E.B. No. 4308, folio 52, as amended by Amendment No. 2 to Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated January 9, 1995, and recorded among the Land Records of Baltimore City on January 25, 1995 in Liber 4685 folio 316 and as amended by Amendment No. 3 to Indemnity Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated August 26, 1996 and recorded among the Land Records of Baltimore City on August 30, 1996 in Liber 5799 folio 776 (as amended, modified and supplemented and in effect from time to time, collectively, the "Keyser Deed of Trust") covering the property more particularly described in Schedule II attached hereto (the "Keyser Property"; the Cunningham Properties and the Keyser Property, collectively the "Property"). The lien of the Cunningham Deed of Trust and the lien of the Keyser Deed of Trust are referred to herein collectively as the "Agent Liens."

                  WHEREAS, on August 30, 1988 Provident made a loan in the original principal amount of Two Million Eight Hundred Thousand Dollars ($2,800,000.00) to David D. Smith, Robert L. Simmons, Robert E. Smith, J. Duncan Smith and Frederick Smith (collectively, the "Smiths") (the "Smith Loan"), as evidenced by that certain Note dated August 30, 1988 (the "Smith Note"). Cunningham unconditionally guaranteed the Smith Loan pursuant to the terms and conditions of that certain Guaranty dated August 30, 1988

(the "Cunningham Guaranty"). The Cunningham Guaranty is secured by the two Indemnity Deeds of Trust dated August 30, 1988, recorded among the Land Records of Baltimore City in Liber 1822, folio 280, and among the Land Records of Baltimore County in Liber 7961, folio 117 (collectively, the "Cunningham Indemnity Deeds of Trust"), covering certain real property as more particularly described therein;

                  WHEREAS, on August 30, 1993 Provident, the Smiths and Cunningham modified certain terms and conditions of the Smith Note pursuant to the terms and conditions of that certain First Amendment to Note dated August 30, 1993 (the "Smith Note Amendment"). The Cunningham Indemnity Deeds of Trust were amended pursuant to the Deeds of Appointment of Substitute Trustees and First Amendment to Indemnity Deed of Trust dated August 30, 1993 (the "Cunningham Indemnity Deeds of Trust Amendments") recorded among the Land Records of Baltimore City in Liber 3901, folio 254 and among the Land Records of Baltimore County in Liber 10059, folio 76. The Cunningham Indemnity Deeds of Trust, as amended by the Cunningham Indemnity Deeds of Trust Amendments are collectively referred to herein as the "Provident/Cunningham Indemnity Deeds of Trust"). The lien of the Provident/Cunningham Indemnity Deeds of Trust is referred to herein as the "Provident/Cunningham Lien."

                  WHEREAS, pursuant to the Subordination Agreement, dated August 30, 1993, between the Agent and Provident, the Agent subordinated the liens of the Cunningham Deeds of Trust to the Provident/Cunningham Lien with respect to principal however to Two Million Eight Hundred Thousand Dollars ($2,800,000.00) in the aggregate outstanding at any time, which Subordination Agreement is recorded among the Land Records of Baltimore City in Liber ________, folio
_______  and the Land  Records  of  Baltimore  County in Liber  ________,  folio
_______ (the "Cunningham Subordination Agreement");

                  WHEREAS, Provident made loans to Keyser in the original principal amount of Six Hundred Fifty Thousand Dollars ($650,000.00), as evidenced by a Promissory Note dated March 9, 1990 (the "$650,000 Keyser Note") and in the original principal amount of Two Hundred Twenty Thousand Dollars ($220,000.00), as evidenced by a Promissory Note dated December 30, 1988 (the "$220,000 Keyser Note"). The $650,000 Keyser Note and the $220,000 Keyser Note are secured by a Deed of Trust and Security Agreement dated March 9, 1990 (the "1990 Provident/Keyser Deed of Trust") recorded among the Land Records of Baltimore City Maryland in Liber S.E.B. 2424, folio 288, granting Provident a lien on certain property known as 2000-2008 W. 41st Street, Baltimore, Maryland, as more particularly described therein (the "Keyser Property");

                  WHEREAS, on April 12, 1991 Provident and Keyser consolidated, amended and restated the $650,000 Keyser Note and the $220,000 Keyser Note, together with new monies advanced by Provident to Keyser, as evidenced by a Promissory Note dated April 12, 1991 in the original principal amount of $959,000.00 (the "$959,000 Keyser Note"). The $959,000 Keyser Note is secured by the 1990 Provident/Keyser Deed of Trust, as amended by that certain Amended and Restated Deed of Trust and Security Agreement dated April 12,

1991 (the "Provident/Keyser Deed of Trust Amendment") recorded among the Land Records of Baltimore City, Maryland in Liber S.E.B. 2842, folio 161. The 1990 Provident/Keyser Deed of Trust and the Provident/Keyser Deed of Trust Amendment are collectively referred to herein as the "Provident/Keyser Deed of Trust");

                  WHEREAS, on April 14, 1995, Provident made a loan to Keyser in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), as evidenced by a Promissory Note dated April 14, 1995 in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "$1,500,000 Keyser Note"). The $1,500,000 Keyser Note is
secured by a Deed of Trust and Security Agreement dated April 14, 1995 (the "Second Provident/Keyser Deed of Trust") recorded among the Land Records of Baltimore City, Maryland, in Liber S.E.B. No. 4842, folio 466, granting Provident a lien of the Keyser Property;

                  WHEREAS, Provident has agreed with Keyser to consolidate, amend and restate the $959,000 Keyser Note and $1,500,000 Keyser Note, as evidenced by a Consolidated, Amended and Restated Deed of Trust Note dated ___________, 1996 in the original principal amount of One Million Nine Hundred Twelve Thousand Five Hundred Dollars ($1,912,500.00) (the "$1,912,500 Keyser Note"). The $1,912,500 Keyser Note is secured by a Consolidated, Amended and Restated Deed of Trust, Assignment and Security Agreement on the Keyser Property (the "New Provident/Keyser Deed of Trust"). The issuance of the $1,912,500 Keyser Note is conditioned upon the Provident/Keyser Lien (as hereinafter defined) being superior to the lien of the Keyser Deed of Trust. The lien of the New Provident/Keyser Deed of Trust is referred to herein as the "Provident/Keyser Lien"; the Provident/Keyser Lien and the Provident/Cunningham Lien are collectively referred to herein as the "Provident Liens";

                  WHEREAS, at the request of Provident, the Agent has agreed to subordinate the lien of the Keyser Deed of Trust to the Keyser/Provident Lien upon the terms, covenants and conditions contained herein;

                  WHEREAS,  Cunningham,  as Lessor,  and CTI,  as  Lessee,  have entered into certain lease agreements more particularly described on Exhibit A attached hereto (each a "Cunningham Lease Agreement"; collectively, the "Cunningham Lease Agreements");

                  WHEREAS, Keyser, as Lessor, and CTI, as Lessee, have entered into certain lease agreements more particularly described on Exhibit B attached hereto (each a "Keyser Lease Agreement", collectively, the "Keyser Lease Agreements"; the Cunningham Lease Agreements and the Keyser Lease Agreements, collectively, the "Leases");

                  WHEREAS, pursuant to the terms of the Leases, CTI has agreed to subordinate its rights as Lessee to any bona fide mortgage or deed of trust; and

                  WHEREAS, upon the request of CTI, Provident has agreed to forebear taking certain actions with respect to any Cunningham Lease Agreement and any Keyser Lease Agreement as the case may be, so long as Keyser and the Smiths are not in default of any obligations under the Provident Liens;

                  NOW, THEREFORE, in consideration of the premises and covenants herein contained, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                  1. The Agent hereby subordinates the lien of the Keyser Deed of Trust to the Provident/Keyser Lien with respect to principal, however, to One Million Nine Hundred Twelve Thousand Five Hundred Dollars ($1,912,500.00) in the aggregate outstanding at any time. The New Provident/Keyser Deed of Trust may be extended, renewed or refinanced at any time or from time to time, provided that no such extension, renewal or refinancing may increase the amount set forth in this Paragraph 1 or extend the Provident/Keyser Lien to cover additional property not theretofore covered by such lien.

                  2. The Agent hereby confirms the subordination of the of the lien of the Cunningham Deeds of Trust to the Provident/Cunningham Lien with respect to principal, however, to Two Million Eight Hundred Thousand Dollars ($2,800,000.00) in the aggregate outstanding at any time. The
Provident/Cunningham Indemnity Deeds of Trust may be extended, renewed or refinanced at any time or from time to time, provided that no such extension, renewal or refinancing may increase the amount set forth in the Cunningham Subordination Agreement or extend the Provident/Cunningham Lien to cover additional property not theretofore covered by such lien.

                  3. If a default shall at any time occur under any of the Provident Liens, Provident shall, prior to exercising any of its remedies with respect to the Provident Liens, give notice specifying the nature of such default to the Agent. The Agent shall have forty-five (45) days after receipt of such written notice to cure such default, and Provident shall forbear from exercising any of its rights, powers or remedies under any such Provident Liens available at law or in equity during such time.

                  4. CTI hereby subordinates its interests in the Leases to the Provident Liens and the Agent Liens, respectively and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitution therefor, and advances made thereunder from time to time. The provisions of this Paragraph 3 shall be self-operative, and no further instrument of subordination shall be required to make the interests of Provident and the Agent, or any successor in interest of Provident and of the Agent, superior to the interest of CTI under the Leases. CTI, Cunningham and Keyser agree that the Leases shall not be amended, modified, restated, substituted or extended without Provident's and the Agent's prior consent.

                  5. Provident agrees that, provided no default has occurred and is continuing under any Cunningham Lease Agreement, if there shall be a foreclosure of the Provident/Cunningham Lien covering the related Cunningham Property, no foreclosure or any other proceeding shall divest, impair, modify or abrogate or otherwise adversely affect any rights whatsoever of CTI as Lessee under any Cunningham Lease Agreement, and, in particular, Provident shall not make CTI a party defendant to such foreclosure, evict CTI, disturb CTI's possession under any Cunningham Lease Agreement or terminate or disturb CTI's leasehold estate or rights under such Cunningham Lease Agreement.

                  6. Provident agrees that, provided no default has occurred and is continuing under any Keyser Lease Agreement, if there shall be a foreclosure of the Provident/Keyser Lien covering the related Keyser Property, no foreclosure or any other proceeding shall divest, impair, modify or abrogate or otherwise adversely affect any rights whatsoever of CTI as Lessee under any Keyser Lease Agreement and, in particular, Provident shall not make CTI a party defendant to such foreclosure, evict CTI, disturb CTI's possession under any Keyser Lease Agreement or terminate or disturb CTI's leasehold estate or rights under such Keyser Lease Agreement.

                  7. If any time prior to the expiration of the term of any of the Leases, Provident or the Agent, as the case may be, or any successor in interest of Provident and the Agent or any Successor Landlord (defined below) comes into possession of any Cunningham Property or any Keyser Property by receiver or otherwise, CTI shall, at the election and upon demand of Provident and the Agent or such successor or such Successor Landlord, attorn, from time to time, to Provident and the Agent or such successor or such Successor Landlord, upon the then executory terms and conditions of the Leases for the remainder of the terms of the Leases, provided that Provident, the Agent, any successor in interest of Provident and the Agent or any Successor Landlord, as the case may be, or receiver caused to be appointed by any of the foregoing, shall then be entitled to possession of any of the Properties. The provisions of this Paragraph 7 shall inure to the benefit of Provident and the Agent, any successor in interest of Provident and the Agent or any Successor Landlord, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to the above provisions. CTI, however, upon demand of Provident and the Agent, any successor in interest of Provident and the Agent or any Successor Landlord, shall execute, from time to time, instruments in confirmation of the foregoing provisions of this Paragraph 7, satisfactory to Provident and the Agent, any successor in interest of Provident and the Agent or any Successor Landlord, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Paragraph 7 shall be construed to impair any right otherwise exercisable by Provident and the Agent, any successor in interest of Provident and the Agent or any Successor Landlord.

                  "Successor Landlord" means: (a) a receiver appointed in any action or proceeding to foreclose the Provident Liens or the Agent Liens or to preserve any of the Cunningham Property or Keyser Property, (b) any person acquiring (by foreclosure of the Provident Liens or the Agent Liens or otherwise) title to all or any part of the Cunningham

Properties or the Keyser Properties or the interest of Cunningham or Keyser, respectively, under the Leases, and (c) any successor or assign of any person named in item (a) or (b) above.

                  8. Notwithstanding anything to the contrary contained in this Agreement, neither Provident nor the Agent nor anyone claiming by, through or under Provident and the Agent, as the case may be, including, without limitation, a purchaser at a sale subsequent to foreclosure or other Successor Landlord, shall be:

                  (a) liable for any act or omission of any prior landlord (including, without limitation, the then defaulting landlord), or

                  (b) subject to any defenses or offsets which CTI may have against any prior landlord (including, without limitation, the then defaulting landlord), or

                  (c) bound by any payment of rental which CTI might have paid for more than the current month (except for any installment of taxes which covers a longer period) to any prior landlord (including, without limitation, the then defaulting landlord), or

                  (d) bound by any obligation to make any payment to CTI which was incurred prior to the time Provident or the Agent, as the case may be, succeeded to any prior landlord's interest or to make payments on account of CTI, or

                  (e) bound by any obligation to perform any work or to make improvements to any of the Properties, including without limitation the demised premises covered by the respective Leases;

                  (f) bound by any amendment or modification of any of the Leases made without their respective consents, or

                  (g) bound to return CTI's security deposit, if any, until such deposit has come into its actual possession, or

                  (h) bound to CTI beyond the date on which it shall transfer its interest in the Cunningham Property or the Keyser Property to a third party.

                  9. As long as the Provident Liens and the Agent Liens shall exist, CTI shall not seek to terminate any of the Leases by reason of any act or omission of landlord under the Leases until CTI shall have given written notice of such act or omission to Provident and the Agent at their addresses set forth herein, or at such other address as Provident or the Agent shall furnish to CTI, and, if Provident or the Agent shall have notified CTI within ten (10) business days following receipt of such notice of its intention to remedy such act or omission, until a reasonable period of time shall have elapsed following the giving of such notice, during which period Provident or the Agent shall have the right, but not the obligation, to remedy such act or omission (whether or not the exercise of such right has commenced).

                  10. All notices, consents and other communications (a "notice") hereunder shall be in writing and personally delivered or sent by certified mail, return receipt requested, to the addresses of the parties hereinabove set forth, and if to Agent, attention Stephen Mumblow, or to such other persons and addresses as may be specified from time to time in writing. A notice shall be deemed given on the date personally delivered or on the third business day after being deposited with the United States Postal Service.

                  11. This Agreement may not be modified or terminated orally, and constitutes the entire agreement between the parties with respect to the subject matter hereof.

                  12. The covenants and agreements herein contained shall be deemed to be covenants running with the Properties, and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns and legal representatives.

                  13. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned have duly executed this Subordination and Non-Disturbance Agreement on the day and year first above written.


                                            CUNNINGHAM COMMUNICATIONS, INC.


                                            By: _______________________________
                                                Name:
                                                Title:


                                            CHESAPEAKE TELEVISION, INC.


                                            By: _______________________________
                                                Name:
                                                Title:


                                            KEYSER INVESTMENT GROUP, INC.


                                            By: _______________________________
                                                Name:
                                                Title:


                                            PROVIDENT BANK OF MARYLAND


                                            By: _______________________________
                                                Name:
                                                Title:


                                            THE CHASE MANHATTAN BANK


                                            By: _______________________________
                                                Name:
                                                Title:

                                  [Cunningham]

STATE OF MARYLAND        )
                         ) ss.:
COUNTY OF BALTIMORE      )


                  On this ___ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of Maryland, duly commissioned and sworn, personally appeared ____________________________, to me known who, being by me duly sworn, did depose and say that he is the ____________________ of Cunningham Communications, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said bank.

                  WITNESS my hand and seal hereto affixed the day and year first above written.


                                                  -----------------------------
                                                  NOTARY PUBLIC in and for
                                                  the State of Maryland.
                                                  My Commission expires:

                                      [CTI]


STATE OF MARYLAND        )
                         ) ss.:
COUNTY OF BALTIMORE      )


                  On this ___ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of Maryland, duly commissioned and sworn, personally appeared ____________________________, to me known who, being by me duly sworn, did depose and say that he is the ____________________ of Chesapeake Television, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said bank.

                  WITNESS my hand and seal hereto affixed the day and year first above written.


                                                   -----------------------------
                                                   NOTARY PUBLIC in and for
                                                   the State of Maryland.
                                                   My Commission expires:

                                    [Keyser]



STATE OF MARYLAND        )
                         ) ss.:
COUNTY OF BALTIMORE      )


                  On this ___ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of Maryland, duly commissioned and sworn, personally appeared ____________________________, to me known who, being by me duly sworn, did depose and say that he is the ____________________ of Keyser Investment Group, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said bank.

                  WITNESS my hand and seal hereto affixed the day and year first above written.


                                                   -----------------------------
                                                   NOTARY PUBLIC in and for
                                                   the State of Maryland.
                                                   My Commission expires:

                                   [Provident]



STATE OF MARYLAND        )
                         ) ss.:
COUNTY OF BALTIMORE      )


                  On this ___ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of Maryland, duly commissioned and sworn, personally appeared ____________________________, to me known who, being by me duly sworn, did depose and say that he is the ____________________ of Provident Bank of Maryland, the bank described in and which executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said bank.

                  WITNESS my hand and seal hereto affixed the day and year first above written.


                                                   -----------------------------
                                                   NOTARY PUBLIC in and for
                                                   the State of Maryland.
                                                   My Commission expires:

                                     [Agent]



STATE OF NEW YORK       )
                         ss:
COUNTY OF NEW YORK      )


                  On this ___ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared ____________________________, to me known who, being by me duly sworn, did depose and say that he is the ____________________ of The Chase Manhattan Bank, a New York banking corporation (as successor by merger to The Chase Manhattan Bank, National Association), the bank described in and which executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said bank.

                  WITNESS my hand and seal hereto affixed the day and year first above written.


                                                   -----------------------------
                                                   NOTARY PUBLIC

                                   SCHEDULE I

                             The Cunningham Property

                                   SCHEDULE II

                               The Keyser Property

                                    EXHIBIT A

                       Cunningham and CTI Lease Agreements


1. Lease Agreement, dated April 1, 1992, by and between Cunningham Communications, Inc. ("Cunningham") and Chesapeake Television, Inc. ("CTI") for two transmission dishes on the Baltimore tower located at 3900 Hooper Avenue, Baltimore, Maryland, more particularly described on Exhibit A-1.

2. Lease Agreement, dated June 1, 1991, by and between Cunningham and CTI for two receivers on the Baltimore tower located at 3900 Hooper Avenue, Baltimore, Maryland, more particularly described on Exhibit A-1.

3. Lease Agreement, dated March 16, 1988, by and between Cunningham and CTI for space on the back-up Baltimore tower located at 1200 Rolling Road, Baltimore, Maryland, more particularly described on Exhibit A-2.

4. Lease Agreement, dated April 2, 1987, by and between Cunningham and CTI for space on primary Baltimore tower located at 3900 Hooper Avenue, Baltimore, Maryland, more particularly described on Exhibit A-1.

5. Lease made June 1, 1991 by and between Cunningham and CTI for office space located at 3500 Parkdale Avenue, Baltimore, Maryland, more particularly described on Exhibit A-3.

                                    EXHIBIT B

                         Keyser and CTI Lease Agreements



1. Lease, dated January 1, 1991, between Keyser Investment Group, Inc. ("Keyser") and Chesapeake Television, Inc. ("CTI") for office space at 2000 W. 41st Street, Baltimore, Maryland, more particularly described on Exhibit B-1.

2. Lease, dated June 6, 1991, between Keyser and CTI for a parking lot at 2010 W. 41st Street, Baltimore, Maryland, more particularly described on Exhibit B-2.